Exhibit 10.23

PROMISSORY NOTE

Harris County, Texas

April 13, 2011

$2,500.00

Produ Clear Inc. (“Borrower” or “Maker”), for value received, hereby promises to pay to the order of Litigation Dynamics, Inc (“Lender” or “Holder”), in immediately available funds and in lawful money of the United States of America, the principal sum of Two Thousand Five Hundred dollars ($2,500.00), together with interest thereon at the rate of Eighteen percent (18%) per annum, as follows: Borrower shall pay interest quarterly on the first day of each quarter following the origination of this Note. The note is due in full 6 months from date on this Note, unless a demand is made prior to that date.

This Note, at the option of Lender, shall be immediately due in full and  payable upon demand, upon the occurrence of any of the following: 1) Failure of Borrower, any of the undersigned, or any endorser, guarantor or surety hereto to make any payment due hereunder in accordance with the strict terms hereof; 2) Breach of any condition of any security interest, mortgage, loan agreement, pledge agreement or guarantee granted as collateral security for this Note; 3) Upon the death, incapacity, dissolution or liquidation of Borrower, any of the undersigned, or any endorser, guarantor or surety hereto; or 4) Upon the filing by Borrower or any of the undersigned of an assignment for the benefit of creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days thereof.

All agreements between Borrower and Lender, or any subsequent holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance, or detention of the funds advanced pursuant to this Note or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note, exceed the maximum amount permissible under applicable law (the “Highest Lawful Rate”). If from any circumstance whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder hereof shall ever receive anything of value deemed excess interest by applicable law, an amount equal to any such excess interest shall be applied to the reduction of the principal amount owing under this Note, and not to the payment of interest, or if such excess interest exceeds the unpaid principal balance of this Note, such excess interest shall be refunded to Borrower. All sums paid or agreed to be paid to any holder of this Note for the use, forbearance or detention of any funds advanced pursuant to this Note shall, to the extent permitted by applicable law, be amortized, prorated allocated and spread throughout the hill term of this Note until payment in full so that the rate of interest on account of the indebtedness evidenced by this Note is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower and any holder of this Note.

In the event of default or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay any and all costs, fees and expenses incurred by Lender in the collection and/or enforcement of this Note, including, but not limited to, attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of dishonor, notice of acceleration of and notice of intention to accelerate the maturity of this Note, and any other notice as permitted under the UCC or any applicable law, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default or event of default shall be construed as a waiver of such default or event of default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a deviation in any respect.

This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. This Note is made solely for business purposes and is not for personal, family, household or agricultural purposes.

Time shall be of the essence in this Note with respect to all of Borrower’s obligations hereunder.

This Note may be sold, assigned, devised, gifted or otherwise transferred to any third party in the sole discretion of Lender, and Borrower hereby waives any notice of the transfer by Lender or by any subsequent holder hereof, and agrees to remain bound by the terms of this Note. Upon any such transfer of this Note, the holder hereof shall, without any action by Lender, for all purposes, be the “Lender” and shall be entitled to all rights and privileges of Lender hereunder.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE HAS BEEN DELIVERED TO LENDER AND IS PAYABLE IN THE STATE OF TEXAS. THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first written above.

AGREED AS TO FORM AND SUBSTANCE

Borrower:

PRODU CLEAR INC.

By

/s/ Gerado Meave

    Gerado Meave

Lender:

LITIGATION DYNAMICS, INC.

By

/s/ John M. Moore

    John M. Moore, President